Burlington Resources Inc.
                                    Amendment

                                                                January 17, 2000


     The undersigned institution, under the Short-Term Revolving Credit Agreement dated as of February 25, 1998, as amended and restated as of February 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, Chase Bank of Texas, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders thereunder, The Chase Manhattan Bank as auction administrative agent for the Lenders (in such capacity, the "Auction Administrative Agent"), Citibank, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association) and BankBoston, N.A., as documentation agents for the Lenders (in such capacity, individually, a "Documentation Agent" and, collectively, the "Documentation Agents"), hereby agrees to the Extension and the amendment of the term "Stated Termination Date" described in the Memorandum for Bank Group dated January 6, 2000.



BURLINGTON RESOURCES INC.


         by /S/ SUZANNE V. BAER
            ----------------------
            Name:  Suzanne V. Baer
            Title:  Vice President and Treasurer


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              MEMORANDUM FOR BANK GROUP


To:      Burlington Resources Lenders

From:    Chase Securities Inc.

Re:      Burlington Resources Inc. Short-Term Revolving Credit Agreement

Date:    January 6, 2000

     Reference is made to the Short-Term Revolving Credit Agreement dated as of February 25, 1998, as amended and restated as of February 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, Chase Bank of Texas, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders thereunder, The Chase Manhattan Bank, as auction administrative agent for the Lenders (in such capacity, the "Auction Administrative Agent"), Citibank, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association) and BankBoston, N.A., as documentation agents for the Lenders (in such capacity, individually, a "Documentation Agent" and, collectively, the "Documentation Agents"). Capitalized terms used but not defined herein have the meanings given in the Credit Agreement.

     The Borrower is seeking the Lenders' approval to extend the Stated Termination Date from February 21, 2000 to March 31, 2000 (the "Extension") in order to allow the Borrower to provide consolidated financials that include the operations of Poco Petroleums, Ltd. ("Poco"), an acquisition that was completed by the Borrower on November 18, 1999. Concurrent with the extension of the Borrower's US credit facilities, the Borrower plans to refinance Poco's existing Canadian credit facilities.

     Chase supports the Borrower's request for the Extension.

     To indicate your agreement to the Extension, please make four (4) photocopies of the amendment and return one of the executed pages to the attention of Chiann Bao by telecopy at 212-474-3700 and send the four originally executed pages to the attention of Chiann Bao at Cravath, Swaine & Moore. Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019-7475. Effective upon receipt of signature pages from each Lender, the Borrower, the Administrative Agent and the Documentation Agents, the definition of "Stated Termination Date" in the Credit Agreement will be amended to read in its entirety as follows:

         "Stated Termination Date" means March 31, 2000, or such later date as shall be determined pursuant to the provisions of Section 2.21 with respect to non-Objecting Lenders, provided that if such date is not a Business Day, the Stated Termination Date shall be the next preceding Business Day."

The Borrower has requested that the foregoing amendment become effective by noon on Monday, January 17, 2000, and your cooperation in meeting this schedule will be appreciated.

     If you have any questions, please feel free to call Suzanne V. Baer (713/624-9337) at Burlington Resources, or Russ Johnson (713/216-5617), Lee Beckelman (713/216-3558) or Ann Baumgartner (713/216-7582) at Chase. Thank you.